Marketable Securities	12 Months Ended
Dec. 31, 2017
Marketable Securities [abstract]
Marketable Securities

6. Marketable Securities

	December 31,	December 31,
	2017	2016
Common shares of Medgold Resources Corp.	$-	$1,266
Warrants of Medgold Resources Corp.	-	313
Common shares of Prospero Silver Corp.	555	-
Warrants of Prospero Silver Corp.	1	-
	$556	$1,579

In June 2016, the Company acquired 10 million common shares and 10 million common share purchase warrants of Medgold Resources Corp. ("Medgold").  In February 2017, the Company exercised all of the Medgold warrants it held.  Upon exercise, the Company held 24.0% of the issued and outstanding common shares of Medgold (20.4% on a fully diluted basis) and reclassified the amounts to investment in associate (note 7).

In May 2017, the Company acquired by way of a private placement 5,357,142 units of Prospero Silver Corp. ("Prospero") at a price of C$0.28 per unit for cash consideration of C$1.5 million.  Each unit was comprised of one common share and one common share purchase warrant exercisable at C$0.35 per share until May 2020. Following the transaction, the Company owned approximately 15% of the issued and outstanding common shares of Prospero and would own 25.95% if all of the warrants were exercised.    The Board of Directors of Prospero is required to approve an increase in the Company’s ownership above 19.9%. As at December 31, 2017, the Company owned approximately 15% of the issued common shares of Prospero.

During the year ended December 31, 2017, the Company recognized an unrealized loss of $85 (2016 –$80 unrealized gain) related to fair value adjustments on its marketable securities through the income statement and an unrealized loss of $555, related to fair value adjustments on its marketable securities through other comprehensive income (2016 – $334 unrealized gain).